SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 16, 1994




                         FORT HOWARD CORPORATION

           (Exact name of registrant as specified in its charter)



          Delaware                       1-6901                39-1090992

(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



1919 South Broadway, Green Bay, Wisconsin                            54304

(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (414) 435-8821

ITEM 5.  OTHER EVENTS

	   The Company has received a Civil Investigative Demand (CID) issued by the U.S. Department of Justice, Antitrust Division pursuant to the Antitrust Civil Process Act, Title 15 of the United States Code. The CID seeks documents and information as part of an Antitrust Division civil investigation to determine whether there are agreements in restraint of trade in connection with sales of sanitary paper products. The Company is cooperating with the investigation.







                          - - - - - - - - - - - - -






                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           FORT HOWARD CORPORATION
                                                 (Registrant)



                                           By:  /s/ James W. Nellen II
                                           Name:   James W. Nellen II
                                           Title:  Vice President



Dated:  December 23, 1994